CORPORATE PRESENTATION January 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risk and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: strategy, future operations, prospects, plans, objectives of management, the timing and progress of clinical development and potential commercialization of our product candidates, if approved; our expectations with respect to the potential regulatory approval, global development, and commercialization of inebilizumab; our planned and ongoing clinical trials for our product candidates and the potential advantages of those product candidates, including inebilizumab, VIB4920 and VIB7734; the initiation, enrollment, timing, progress, release of data from and results of those planned and ongoing clinical trials; our goals with respect to the development and potential use, if approved, of each of its product candidates; the utility of prior non-clinical and clinical data in determining future clinical results; and the expected timing and the potential for payments under our collaboration agreements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Quarterly Report on Form 10-Q for the three months ended September 30, 2019 filed with the Securities and Exchange Commission on November 14, 2019, as well as any updates to those risk factors filed from time to time in our periodic and current reports. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events of otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Corporate Overview Pioneering treatments for autoimmune and severe inflammatory diseases by selectively targeting critical pathways that drive disease pathogenesis Robust pipeline of novel clinical and preclinical candidates targeting three distinct pathways: autoantibody, CD40/CD40L co-stimulatory and innate cytokine pathways Disease areas with high unmet medical need create large market opportunities Pathway-centric approach enables differentiated assets Promising lead program: Inebilizumab Potential first-line monotherapy treatment for patients with neuromyelitis optica spectrum disorder (NMOSD) Positive pivotal trial data in broad patient population BLA accepted for review by U.S. FDA; PDUFA date of June 11, 2020 Experienced leadership team World-class leaders with diverse experience in autoimmune disease space; track record of spearheading discovery, development and commercialization of innovative life-changing medicines Strong financial position Cash runway extending through 2022

Strong Leadership and Strategic Partners

Management Team



Bing Yao, PhD
Chairman & Chief Executive Officer



Mitchell Chan
Chief Financial Officer



Jorn Drappa, MD, PhD
Chief Medical Officer, Head of R&D



Jim Kastenmayer, PhD, JD
General Counsel



Soraya Madani, PhD
VP, Head of Portfolio Management & Regulatory Affairs



Maureen Menacher
VP, Head of Market Access



Bill Ragatz
VP, Head of Commercial



Aaron Ren, PhD
VP, Head of Business Development & Operations



Kate Surdez
VP, Head of Human Resources



Yang Wang, PhD
VP, Head of Biopharmaceutical Development & Operations

Board of Directors

Yanling Cao
Managing Director, Boyu Capital

Edward Hu
Co-Chief Executive Officer, WuXi AppTec

Chris Nolet
Former West Region Life Sci Industry Leader & Partner, Ernst & Young

Tyrell Rivers, PhD
Executive Director of Corporate Development, AstraZeneca

Pascal Soriot
Chief Executive Officer, AstraZeneca

Sean Tong
Managing Partner, Boyu Capital

Andreas Wicki, PhD
Chief Executive Officer, HBM Healthcare Investments AG

Bing Yao, PhD
Chairman and Chief Executive Officer, Viela Bio

Partners

HANSOH PHARMA

Mitsubishi Tanabe Pharma

VIELABIO 4

MOLECULE (mechanism) INDICATION DEVELOPMENT STAGE STATUS/POTENTIAL FUTURE MILESTONE GLOBAL RIGHTS PRECLINICAL PHASE 1 PHASE 2 PHASE 3 BLA Inebilizumab (Anti-CD19 mAb) Neuromyelitis Optica Spectrum Disorder 1H20: Potential BLA Approval Myasthenia Gravis Q120: Initiate Phase 2 Trial IgG4-Related Disease IND Submitted Kidney Transplant Desensitization IND Submitted VIB4920 (Anti-CD40L-Tn3 Fusion Protein) Sjögren’s Syndrome Phase 2b Trial Ongoing Kidney Transplant Rejection Phase 2 Trial Initiated VIB7734 (Anti-ILT7 mAb) Cutaneous Lupus Erythematosus2 1H20: Phase 1b Interim Data Robust Clinical Pipeline with Multiple Near-Term Drivers 1 We have entered into collaboration agreements with Hansoh Pharmaceutical Group and Mitsubishi Tanabe Pharma to develop and market inebilizumab in China, Hong Kong and Macau and Japan and other Asia regions, respectively. 2 This indication is one of six potential indications being studied in our ongoing Phase 1b multiple ascending dose trial, along with systemic lupus erythematosus, Sjögren’s syndrome, systemic sclerosis, polymyositis and dermatomyositis. 1

Our Clinical Approach

Developing precision therapies that target novel pathways in autoimmune diseases

A — Autoantibody pathway

Inebilizumab

Autoantibodies, secreted by a subset of B cells (plasmablasts, plasma cells), attack native tissues as opposed to foreign pathogens

B — CD40/CD40L co-stimulatory pathway

VIB4920

Overstimulation of immune cells can be triggered by interaction of CD40/CD40L, leading to immune response cascade and overproduction of molecules that mediate inflammation

C — Innate cytokine pathway

VIB7734

Overproduction of pro-inflammatory cytokines secreted by pDCs (type I interferons, IL-6, TNFα)


A
Autoantibody pathway
Inebilizumab
CD19
B cell
VIB4920
CD40
CD40L
T cell
Plasmablast
CD19
Plasma cells
CD19
B
CD40/CD40L co-stimulatory pathway
VIB7734
ILT7
pDC
C
Innate cytokine pathway
IFNα
Inflammatory mediators
TNF
IL-6
Mo
mDC
Tissue damage
Inflammation
Fibrosis
Autoimmunity

VIELABIO 6

Targeting Large Market Opportunities with High Unmet Medical Needs


Barrier Function / Dysbiosis
'Classical' Autoimmune Diseases
Atopic Diseases
AD
PP-MS
MS
RR-MS
B -Cell Depletion
SP-MS
GM-CSFR
RA
UC
a4B7
TNFa
CD
Neuroinflammatory
NMO
NMDAR-e
MG
TNFa
AS
'rupus'
TNFa
PsA
IL-17
PsO
IL-23
BAFF
Sjögren's
Primary
Secondary
SLE
IFNa
CLE
ITP
Vasculitis
APS
Myositis
Inclusion-Body Myositis
ANCA Vasculitis
Inflammatory Diseases
HS
Gout
Hyper-uricemia
SLE-Related Disease Cluster

Disease	Estimated Addressable U.S. Patient Population*	Description
Neuromyelitis Optica Spectrum Disorder (NMOSD)	10,000	Need for increased efficacy, prevention of attacks, and faster, more accurate diagnosis
Kidney Transplant Desensitization	55,000	Patients with alloantibodies have lower chance of matching; represents ~6.5% of 95,000 patients on wait list
Myasthenia Gravis	56,000	Patients currently managed with off-label immunosuppressants or steroids, or with a recently approved treatment
IgG4-Related Disease	20,000-40,000	Small trial of rituximab has suggested clinical benefits of B-cell depletion
Sjögren's Syndrome	100,000 (moderate-severe disease)	Severe cases include immune disorders (auto antibodies) and significant loss of function of exocrine saliva and/or lacrymal glands

*Figures based on company's estimates

VIELABIO 7

Inebilizumab

Inebilizumab: Potential First-Line Therapy to Target & Deplete CD19-Expressing B Cells via Autoantibody Pathway

Inebilizumab MOA

- Humanized monoclonal antibody designed to target and deplete CD19-expressing B cells
- Interaction with effector cells causes ADCC and ADCP-mediated B cell death. Inebilizumab was shown to deplete B cells in preclinical and clinical studies[1–5]

B Cell Differentiating into Antibody-Secreting Cells



Antigen Presentation


CD19
B cell
HLA
TCR
T cell

Production of Pro-Inflammatory Mediators


CD19
B cell
Cytokines
Chemokines
MMPs

Differentiation from Anti-CD20 Drugs

- CD20 drugs exclusively target B cells and do not directly target plasmablasts or plasma cells
- Plasmablasts and plasma cells are key contributors to pathogenic autoantibodies and drivers of many autoimmune diseases
- CD19+ plasmablasts, not Bmemory or Bnaive cells, produce AQP4-IgG


Stem cell
Pro-B cell
Pre-B cell
Immature B cell
Naïve B cell
Mature B cell
Memory B cell
Plasmablast
Plasma cell
Secreted IgM and IgG
IgM
IgM
IgD
IgG
Bone marrow
Periphery
Bone marrow
CD19 expression
CD20 expression

1) Chen D, et al. J Clin Med 2016;5:107; 2) Herbst R, et al. J Pharmacol Exp Ther 2010;335:213–22; 3) Gallagher S, et al. Arthritis Rheumatol 2016;68:965–76;
4) Schiopu E, et al. Arthritis Res Ther 2016;18:131; 5) https://clinicaltrials.gov/ct2/show/NCT01585766 ; ADCC, antibody dependent cellular cytotoxicity; ADCP, antibody dependent cellular phagocytosis

VIELABIO 9

Neuromyelitis Optica Spectrum Disorder
Rare and debilitating disease with unmet medical need



Blood
IgG pool
NMO-IgG
Complement activated
AQP4
AQP4
AQP4
CNS parenchyma
Astrocyte foot process
Vascular hyalinisation
Demyelination and axonal injury
Necrosis
MAC
MAC

- NMOSD (previously known as Devic's disease) is a severe and rare autoimmune disease characterized by debilitating relapse/attacks, which often leads to blindness and paralysis
- Data suggest that NMOSD is a B cell-mediated disorder[1], resulting from:
  - Pathologic autoantibody production
  - Pro-inflammatory cytokine secretion
  - B cell antigen presentation
- Disease mostly driven by autoantibody against aquaporin 4 (AQP4) with ~80% of patients testing seropositive for AQP4-IgG
- Prevalence[2]:
  - U.S. - 1 to 5 per 100,000; ~10,000 patients
  - E.U. - 1 to 7 per 100,000; ~8,000 patients
  - Japan - 4.1 per 100,000; ~5,000 patients

1) Bennett JL, et al. Neurol Neuroimmunol Neuroinflamm 2015;2:e104
2) Company estimates: U.S. as of 2016, E.U. as of 2013 and Japan as of 2017

VIELABIO 10

Inebilizumab in NMOSD

Largest global NMOSD trial conducted in over 99 medical centers across 24 countries

"A double-masked, placebo-controlled study with open-label period to evaluate the efficacy and safety of inebilizumab in adult subjects with neuromyelitis optica (NMO) or neuromyelitis optica spectrum disorder (NMOSD)"


Screening
28 days
Inebilizumab
Day 1, Day 15 - 300mg IV
Randomized Controlled Period (RCP) – 28 Weeks
Placebo
Open-Label Period
(OLP)
* Eligible for OLP at end of RCP or after adjudicated attack. OLP minimum 1 year.
Randomization
3:1
N=230
Primary Endpoint
Time to NMO/NMOSD attacks within RCP

Population: AQP4-IgG seropositive & seronegative NMO/NMOSD subjects

- Powered for seropositive
- Study eligibility:
  - Age ≥ 18 years
  - AQP4-IgG positive or negative
  - ≥ 1 NMOSD attack treated in past year, or ≥ 2 in past 2 years
  - EDSS score ≤ 7.5 (8.0 with medical monitor approval)

Drug dose: Inebilizumab 300mg IV at Day 1 and Day 15 (Q24w in OLP)

Study end: 67 attacks or 252 subjects randomized

Event-based sample size: With α of 0.05 and power = 90% → 67 events would be required, assuming 60% treatment effect

Status: RCP completed with 230 subjects randomized and dosed with 43 RCP attacks; OLP ongoing

VIELABIO 11

N-MOmentum Primary Endpoint Clinically significant reduction in risk of NMOSD attacks achieved Inebilizumab reduced risk of NMOSD attacks by 77.3% relative to placebo Inebilizumab reduced risk of NMOSD attacks by 72.8% relative to placebo CI, confidence interval; HR, hazard ratio; NNT, number needed to treat; ITT, intend-to-treat AQP4+ Population Overall ITT Population

N-MOmentum Results:
Secondary endpoints could provide added clinical benefit

	Secondary endpoint	AQP4+ Population; n=213			Overall ITT Population; n=230		
		Placebo n=52	Inebilizumab n=161	p value*	Placebo n=56	Inebilizumab n=174	p value*
✓	Worsening from baseline in EDSS score at last visit[1]	n=52	n=161		n=56	n=174	
	n (%)	18 (34·6)	25 (15·5)		19 (33·9)	27 (15·5)	
	Odds Ratio (95% CI)	0·371 (0·181–0·763)		0·0070	0·370 (0·185–0·739)		0·0049
✗	Change from baseline in LCVAB score[2]	n=52	n=158		n=56	n=171	
	LSM (SE)	0·600 (0·999)	0·562 (0·572)		1·442 (1·217)	1·576 (0·935)	
	LSM difference (95% CI)[2]	−0·038 (−2·312–2·236)		0·9736	0·134 (−2·025–2·294)		0·9026
✓	Cumulative number of active MRI lesions[3]	n=31	n=74		n=32	n=79	
	Mean (SD)	2·3 (1·3)	1·7 (1·0)		2·3 (1·3)	1·6 (1·0)	
	RR (95% CI)[4]	0·568 (0·385–0·836)		0·0042	0·566 (0·387–0·828)		0·0034
✓	Cumulative number of inpatient hospitalisations[5]	n=7	n=8		n=8	n=10	
	Mean (SD)	1·4 (0·8)	1·0 (0·0)		1·4 (0·7)	1·0 (0·0)	
	RR (95% CI)[4]	0·258 (0·090–0·738)		0·0115	0·286 (0·111–0·741)		0·0100

* Presented p values are nominal; according to adjustments multiple comparison testing, differences considered significant if p<0·0125.
1) Proportion of participants with worsening EDSS score from baseline, with OR calculated using logistic regression model with treatment, serostatus, and baseline score as explanatory variables and non-responder imputation (with missing values considered as worsening).
2) LSM differences in change in LCVAB score assessed using analysis of covariance model with treatment, serostatus, and baseline Landolt C Broken Ring Chart binocular score as explanatory variables and last non-missing low contrast visual acuity score. Unilateral vision testing not performed. Units are number of optotypes identified correctly.
3) Cumulative number of active MRI lesions from baseline (includes gadolinium-enhancing or new/enlarging T2 lesions), with RRs assessed using negative binomial regression, with treatment and serostatus as explanatory variables.
4) RR analysis based on entire population, not just those who had an event.
5) Cumulative number of neuromyelitis optica-related inpatient hospitalizations from baseline, with RRs assessed using negative binomial regression, with treatment and serostatus as explanatory variables.
AQP4-IgG, aquaporin-4-immunoglobulin G; EDSS, Expanded Disability Status Scale; LCVAB, low-contrast visual acuity binocular; LSM, least-squares mean; MRI, magnetic resonance imaging; OR, odds ratio; RR, rate ratio; SD, standard deviation; SE, standard error.

VIELABIO 13

N-MOmentum Open-Label Update: Data provides further validation of inebilizumb’s potential Overall Population, Randomized & Open-Label Periods Results from open-label portion of trial consistent with overall population and primary analysis 216 patients entered open-label portion of N-MOmentum trial, 189 remain (88%) Largest reason for withdrawal was “other” (physician decision, pregnancies) Reduction in risk of NMOSD attack consistent with RCP

Inebilizumab:

High level comparison* with other treatments approved or in development

	INEBILIZUMAB	ECULIZUMAB	SATRALIZUMAB (SA237)
Mechanism-of-Action	Anti-CD19 B cell deplete - targets the cells that produce pathogenic autoantibody (AQP4-IgG) (CD19+ PB/PC) as well as their precursors	Anti-complement 5	Anti-Interleukin-6R (long-acting version of tocilizumab)
Pivotal Trial Patient Population	Both AQP4 (+/-). Powered for (+) Include patients with broad severity levels	Only AQP4 (+) and severe patients	Both AQP4 (+/-) and broad patient severity
Clinical Trial Design	Placebo-control N = 230	Add-on therapy N = 143	2 studies- Placebo-control to fulfill FDA requirement N = 95 Add-on therapy study to be filed for EMA and PMDA N = 83
Pivotal Trial Dosing	Least frequent (every 6 months) Day 1, 15, and every 6 months	900mg weekly for 4 weeks, 1,200mg week 5 and every 2 weeks	Week 0, 2, 4, and every 4 weeks after
Product Insert Label	TBD	Black-box warning	TBD
Expected Pricing	TBD	TBD (Using the price/mg of eculizumab for the treatment of paroxysmal nocturnal hemoglobinuria, we believe eculizumab for the treatment of NMOSD could cost ~$700K annually)	TBD

PMDA = Pharmaceuticals and Medical Devices Agency

*Comparison not based on head-to-head studies

VIELABIO 15

Commercial Planning Strategy Unique opportunity to focus on highest prescribers Viela has developed a dedicated commercial team for NMOSD The majority of the estimated 10K NMOSD patients are located around the top COEs and major metropolitan areas Viela has hired and trained an experienced sales team focused on these areas Bubble size represents number of NMOSD claims from IQVIA database (by Zip Code of HCP) = COE

Inebilizumab Life Cycle Management

Opportunity to expand into additional indications involving autoantibody pathway

	Kidney Transplant Desensitization	Myasthenia Gravis	IgG4-Related Disease
			
Description	High levels of alloantibodies in certain patients may preclude successful identification of a match and transplant	Neuromuscular disorder caused by autoantibodies against acetylcholine receptors or muscle specific kinase	Group of disorders marked by tumor-like swelling and fibrosis of affected organs, which may be caused by infiltration of CD19-expressing B cells
Clinical Development Plan	**Initiate Phase 2 trial in Q1 2020**	**Submit IND and initiate pivotal trial in 2020**	**Submit IND and initiate Phase 2b trial In 2020**

VIELABIO 17

VIB4920

VIB4920: Novel Therapy to Address Immune Overactivation Originating in Co-Stimulatory Pathway

Germinal Center Formation


B cell
Germinal center
CD40
CD40L
T cell
B cell
Memory B cell
Plasmablast

Dendritic Cell Activation


Chemokines
Cytokines
CD40L
CD40
T cell
Dendritic cell
Cytokines

Macrophage Function


T cell
CD40L
CD40
Adhesion molecules
CD40
Inflammatory macrophage
Pro-inflammatory cytokines
Chemokines
Soluble CD40L
MMPs

CD40/CD40L co-stimulatory pathway

- T cells interact with B cells, macrophages and endothelial cells through various co-stimulatory receptor-ligand interactions, including CD40/CD40L
- CD40L considered important component of immune responses involved in B cell activation, maturation and eventually antibody production
- Research suggests potential benefits of targeting the CD40L/CD40 interaction in autoimmune diseases such as lupus nephritis and idiopathic thrombocytopenic purpura when using full antibodies directed at CD40L
  - Earlier generation CD40L mAb observed thromboembolic side effects

VIELABIO 19

VIB4920 Overview VIB4920 is a fusion protein designed to bind to CD40L on activated T cells, which is intended to prevent B cells from differentiating into plasma cells and memory cells VIB4920 also inhibits stimulation of dendritic cells and monocytes by T cells, which reduces production of pro-inflammatory mediators VIB4920 avoids platelet aggregation since Tn3 is a small protein scaffold that does not possess an Fc domain and therefore is unlikely to induce adverse platelet responses No adverse platelet findings from completed Phase 1 SAD and decreased disease activity from Phase 1 MAD trial in rheumatoid arthritis patients Tn3, Tenascin-3

Phase 1b Trial Results:

Reduction of autoantibodies and improved disease activity



DAS28-CRP
1
0
-1
-2
-3
Change from Baseline
BSL
D15
D29
D57
D85
Placebo
75 mg
500 mg
1000 mg
1500 mg

Key Efficacy Endpoints at Day 85	PBO N=15	VIB4920 75 mg N=8	VIB4920 500mg N=10	VIB4920 1,000mg N=12	VIB4920 1,500mg N=12
DAS-28 Adjusted Mean Change from BL (SE) (n)	-1.0 (0.3) (14)	0.1(0 .4) (6)	-1.2 (0.3) (10)	-2.2 (0.3) (12)	-2.3 (0.3) (12)
Low Disease Activity; (DAS28-CRP 2.6 to < 3.2) (%)	1 (6.7%)	0	1 (10.0)	2 (16.7)	4 (33.3)
Remission (DAS28 - CRP < 2.6); (%)	1 (6.7)	0	2 (20.0)	4 (33.3)	5 (41.7)
Patient Global Assessment, Adjusted Mean Change from BL (SE) (n)	-4. 7 (5.8) (14)	1.8 (8.6) (6)	-11.8 (6 .9) (10)	-24.0 (6.3) (1 2)	-25.6 (6.3) (12)
RF Adjusted Geometric Mean Reduction from BL; %(n)	6.5 (14)	0.1 (6)	39.1 (10)	48.2 (12)	51.3 (12)
Vectra-DA Score Adjusted Mean change from BL (SE) (n)	2.1 (2.9) (14)	-0.3 (4.3) (6)	-0.1 (3.4) (10)	-8.2 (3.1) (12)	-12.2 (3.1) (12)
CRP Adjusted Geometric mean Reduction from BL; %(n)	-14.6 (14)	15.2 (6)	-17 .6 (10)	49.4 (12)	62.9 (12)

Source: Albulescu M, Müller-Ladner U, Moate R, Middleton K, Wang L, Drappa J, Illei G. VIB4920, a Novel, Engineered CD40L Antagonist Decreased Disease Activity and Improved Biomarkers of Immune Activation in Patients with Active Rheumatoid Arthritis in a Phase 1b, Multiple-Ascending Dose Proof-of-Concept Study [abstract].Arthritis Rheumatol. 2018; 70 (suppl 10).

CRP, c-reactive protein

VIELABIO 21

Potential to Address Multiple Indications Involving Co-Stimulatory Pathway Kidney Transplant Rejection Sjögren’s Syndrome Description Current regimens to prevent transplant rejection typically include calcineurin inhibitors which often cause slow deterioration in kidney function Chronic, systemic autoimmune disease characterized by lymphocytic infiltration of the exocrine glands such as the lacrimal and salivary glands Clinical Development Plan Phase 2 trial initiated Phase 2b trial ongoing

VIB7734

VIB7734: Novel Treatment Designed to Address Overactivation of Innate Immune System Plasmacytoid dendritic cells (pDCs) play a multifaceted role in tissue inflammation ILT7 is a cell surface molecule specific to pDCs Autoimmune diseases are associated with reduced peripheral blood pDCs with concurrent increases of tissue infiltrating pDCs pDC depletion has potential utility across multiple autoimmune diseases with type I interferon elevations Innate Cytokine Pathway

Phase 1a SAD Data and Phase 1b MAD Design Phase 1a Data Ongoing Phase 1b Trial Design 5 cohorts, enrolled 36 patients, 10 patients received placebo Safety Generally well-tolerated, no VIB7734-related TESAEs observed Rates and types of TEAEs reported in patients receiving VIB7734 were broadly similar to TEAEs reported by patients receiving placebo PK / PD pDC levels were measured periodically during 85-day follow-up Peak concentrations observed 5 – 8 days post-dose pDC levels decreased in dose-dependent manner Median reduction of pDC levels by 57% seen at lowest dose of 1 mg, with median reductions of 90% observed in higher doses Initiated December 2018, evaluating safety and tolerability Primary endpoint is incidence of TEAEs and TESAEs and adverse events with special interest Key secondary endpoint for cohorts 2 and 3 in trial is measurement of change from baseline in CLE disease area and severity index activity score Multiple ascending dose, enrolling 32 patients 3 cohorts: 8 patients in cohort 1, 12 in each cohorts 2 and 3 Cohorts include patients with any of the following six autoimmune diseases: CLE, SLE, Sjögren’s syndrome, systemic sclerosis, polymyositis and dermatomyositis Cohort 1 randomized 3:1 to receive VIB7734 or matching placebo Cohorts 2 and 3 patients diagnosed with CLE (with or without SLE) randomized in a 2:1 ratio to receive VIB7734 or matching placebo Interim efficacy analysis in CLE in cohorts 2 and 3 planned for 1H20 PK, pharmacokinetic; PD, pharmacodynamics; TEAE, Treatment emergent adverse events; TESAE, Treatment emergent serious adverse events

Preclinical Candidates

Preclinical Development Plans Monoclonal antibody designed to decrease the number and function of antigen-presenting dendritic cells Preclinical toxicology study ongoing to enable IND submission Monoclonal antibody cytokine fusion protein currently in pre-clinical efficacy studies Designed to inhibit inflammatory responses Candidate currently in animal models VIB1116 Research Program

Upcoming Corporate Priorities * This indication is one of six potential indications being studied in our ongoing Phase 1b multiple ascending dose trial, along with systemic lupus erythematous, Sjögren’s syndrome, systemic sclerosis, polymyositis and dermatomyositis. 1H2020 2H2020 Cutaneous Lupus Erythematosus* Phase 1b Interim Data Myasthenia Gravis Submit IND & Initiate Pivotal Trial IgG4-Related Disease Submit IND & Initiate Phase 2b Trial INEBILIZUMAB (Autoantibody Pathway) VIB4920 (Co-Stimulatory Pathway) VIB7734 (Innate Cytokine Pathway) Kidney Transplant Desensitization Initiate Phase 2 Trial Sjögren’s Syndrome Phase 2b Trial Ongoing Kidney Transplant Rejection Phase 2 Trial Ongoing Sjögren’s Syndrome Phase 2b Trial Ongoing Kidney Transplant Rejection Phase 2 Trial Ongoing NMOSD Potential BLA Approval / Commercialization